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                                                                    EXHIBIT 10.1

                    Form of Lock-Up Agreement by and between
                  officers and directors of Comdial Corporation



             Officer, Director and Securityholder Lock-Up Agreement

                                 June ___, 2002

Comdial Corporation
106 Cattleman Road
Sarasota, Florida 34232

Ladies and Gentlemen:

The undersigned (the "Securityholder") understands that Comdial Corporation (the "Corporation") has entered into certain Bridge Subscription Agreements of even date hereof (the "Subscription Agreements") with certain investors providing for the sale (the "Bridge Offering") by the Company of units consisting of 7% senior subordinated secured convertible promissory notes (the "Notes"). 13.33% of the principal amount of the Notes are convertible into shares of the Company's common stock, par value $0.01 per share ("Common Stock").

1. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Securityholder agrees that the Securityholder will not, without the prior written consent of the Company, directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase, enter into any contract to sell or otherwise dispose of or transfer any shares of Common Stock or other equity securities of the Company (including without limitation, any shares of Common Stock which may be deemed to be beneficially owned by the Securityholder in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"), and any shares of Common Stock which may be issued upon exercise of any stock options or warrants or upon conversion or exchange of any convertible or exchangeable securities) or any rights, warrants, options or other securities that are convertible into, or exercisable or exchangeable for, Common Stock (collectively, "Rights", which term includes, without limitation, any shares of preferred stock which are convertible into Common Stock) or enter into any Hedging Transaction (as defined below) (each of the foregoing referred to as a "Disposition") for a period beginning on the date of the Initial Closing (as defined in the Subscription Agreements) and continuing through the earlier of (i) the date on which a registration statement covering the resale of the shares of Common Stock issuable upon conversion of a portion of the principal balance of the Notes (the "Note Conversion Stock"), is declared effective by the SEC, (ii) the date on which the Note Conversion Stock may be sold in the public market without an effective registration statement under the Securities Act of 1933, as amended; and (iii) the second anniversary of the Initial Closing (the "Lock-Up Period"). The foregoing restriction is expressly intended to preclude the Securityholder from engaging in any Hedging Transaction or other transaction which is designed to or is reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by

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     someone other than the Securityholder. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock or any Rights. The foregoing restrictions set forth in this paragraph shall apply to all shares of Common Stock and all Rights now owned or hereafter acquired by the Securityholder, except that such restrictions shall not apply to shares of Common Stock and Rights acquired in open market transactions after the completion of the Bridge Offering.

2. Notwithstanding the foregoing, the Securityholder may transfer any or all of the Securityholder's Common Stock or Rights (i) if the Securityholder is a natural person, by gift, will or intestacy so long as the transfer is not for value; (ii) if the Securityholder is a natural person, to any trust for the direct or indirect benefit of the Securityholder or the immediate family of the Securityholder so long as the transfer is not for value;
     (iii) if the Securityholder is a partnership, to a partner of such partnership or a retired partner of such partnership who retires after the date hereof so long as the transfer is not for value; and (iv) if the Securityholder is a corporation, limited liability company or limited partnership to any of its wholly-owned subsidiaries; provided, however, that in any such case it shall be a condition to the transfer that, prior to or concurrently with such transfer, the transferee executes and delivers to the Company an agreement, in form and substance satisfactory to the Company, stating that the transferee is receiving and agrees to hold the Common Stock or Rights, as the case may be, subject to the provisions of this letter agreement, and there shall be no further transfer of such Common Stock or Rights, as the case may be, except in accordance with this letter agreement. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage, or adoption, not more remote than first cousin. Furthermore, in the event ComVest Venture Partners, L.P. ("ComVest") privately sells or transfers any of the securities it acquires in the Bridge Offering other than to its limited partners and other affiliated persons (except that a sale or transfer by such transferee shall be treated as if by ComVest), Securityholder may privately sell or transfer an equal percentage of its Common Stock or Rights.

3. Without limiting the restrictions herein, any Disposition by the Securityholder shall remain at all times subject to applicable securities laws, including without limitation the resale restrictions imposed by Rule 144 promulgated under the Securities Act of 1933, as amended.

4. The Securityholder hereby agrees that, to the extent that the terms of this letter agreement conflict with or are in any way inconsistent with any registration rights agreement or similar agreement to which the Securityholder is a party or under which the Securityholder is entitled to any right or benefit, this letter agreement supersedes such registration rights agreement or similar agreements.

5. The Securityholder understands that the Company will proceed with the Bridge Offering in reliance on this letter agreement.

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6.   This letter agreement shall be governed by the laws of the State of New
     York, without regard to any applicable choice of law provisions.

7. This letter agreement shall terminate and have no force or effect if the Initial Closing (as defined in the Subscription Agreements) does not occur by 11:59 p.m. (New York time) on July 1, 2002.

8. The Securityholder hereby represents and warrants that the Securityholder has full power and authority to enter into this letter agreement and that this letter agreement has been duly authorized (if applicable), executed and delivered by the Securityholder and is a valid and binding agreement of the Securityholder. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Securityholder and any obligations of the Securityholder shall be binding upon the heirs, personal representatives, successors and assigns of the Securityholder.


Very truly yours

_________________________________________
(Signature)


_________________________________________
(Print Name)


_________________________________________
(Print Name of Securityholder, if
Securityholder is an entity)


                                Consent of Spouse

                  I, the spouse of the above-named Securityholder, acknowledge and agree that I am bound by the terms of this letter agreement as to any and all interests I may have in securities or options issued by the Company acquired, held or beneficially owned by my spouse.


                                                     ___________________________

                                                     ___________________________
                                                     Print Name

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